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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report   (Date of earliest event reported)            September 28, 1998

                            ACME METALS INCORPORATED
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             (Exact name of registrant as specified in its charter)



     Delaware           1-14378                        36-3802419
----------------   ---------------------   ------------------------------------
(State or other   (Commission File Number)  (IRS Employer Identification Number)
 jurisdiction of
 Incorporation)


     13500 South Perry Avenue, Riverdale, Illinois                60827-1182
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        (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code          708-849-2500
                                                       -------------------------


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(Former name or former address, if changed since last report)



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Item 3.           Bankruptcy.

         On September 28, 1998, the Company and all of its wholly-owned subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.

The following exhibit accompanies this Current Report on Form 8-K:


                                 Exhibit No.               Description

                                    20.1                   Press release issued
                                                           on September 29, 1998




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ACME METALS INCORPORATED


Date:  October 8, 1998                     By:  /s/ Edward P. Weber, Jr.
                                              ----------------------------------
                                                 Edward P. Weber, Jr.
                                                 Vice President, General Counsel
                                                 and Secretary

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